UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013 (May 13, 2013)

MISONIX, INC.
(Exact name of registrant as specified in its charter)
New York	1-10986	11-2148932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1938 New Highway, Farmingdale, NY		11735
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (631) 694-9555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) (e) On May 13, 2013, MISONIX, INC. (the “Company”) appointed Robert S. Ludecker, 45 years old, the Global Vice President of Sales and Marketing for the Company. Mr Ludecker will initially serve in such position until the next annual meeting of the Board of Directors of the Company and until the successor slate of Company officers has been named.

Pursuant to an offer letter from the Company to Mr. Ludecker dated April 8, 2013 (the “Offer Letter”), Mr. Ludecker will (i) receive a base annual salary of $200,000 and (ii) be eligible for a bonus of $50,000 based on accomplishing goals established by the Company within sixty (60) days of Mr. Ludecker’s commencement of employment with the Company. He will also receive a monthly vehicle allowance of $600. Finally, effective sixty (60) days after commencement of his employment, he will be provided (i) short-term and long-term disability coverage and (ii) life insurance coverage in an amount of $450,000, all such coverage to be paid for by the Company.

Mr. Ludecker served as Vice President - Global Sales and Marketing at BioMimetic Therapeutics, Inc. (“BioMimetic”), a publicly-traded biotechnology company specializing in the development and commercialization of drug-device combination products to promote the healing of musculoskeletal injuries and diseases from February 2011 until April 30, 2013. Prior to employment with BioMimetic, Mr. Ludecker served as SVP, Lower Limb Business Unit at Small Bone Innovations, Inc. (“SBI”), a privately-held orthopedic company engaged in the business of providing a product portfolio designed for the small bone and joint surgeon, from February 2008 through February 2011. He first joined SBI in June 2005.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the provisions of the Offer Letter attached to this report as Exhibit 10.1.

The full text of a press release issued on May 13, 2013 announcing the appointment is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Offer Letter, dated April 8, 2013, from MISONIX, INC. to Robert S. Ludecker.

Exhibit 99.1	Press Release of MISONIX, INC., dated May 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2013	MISONIX, INC.

By: /s/ Richard Zaremba Richard Zaremba Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer Letter, dated April 8, 2013, from MISONIX, INC. to Robert S. Ludecker

99.1	Press Release of MISONIX, INC., dated May 13, 2013